As filed with the Securities and Exchange Commission on August 4, 2017

Registration No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

IMMUNOGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	04-2726691
(State of Incorporation)	(I.R.S. Employer Identification Number)

830 Winter Street

Waltham, Massachusetts 02451

(781) 895-0600

(Address of Principal Executive Offices)

IMMUNOGEN, INC.

2016 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

(Full Title of the Plan)

Craig Barrows

Executive Vice President, General Counsel and Secretary

ImmunoGen, Inc.

830 Winter Street

Waltham, Massachusetts 02451

(781) 895-0600

(Name, Address and Telephone Number, Including Area Code, of Agent for Service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐ Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock	2,594,909	$5.92	$15,361,861	$1,780.44

(1)                                In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this registration statement also covers an indeterminate number of additional shares of common stock to be offered or sold as a result of the anti-dilution provisions of the employee benefit plan described herein, including to prevent dilution resulting from any reorganization, recapitalization, reclassification, stock dividend, stock split or other similar change.

(2)                                Calculated in accordance with Rule 457(c) and (h) under the Securities Act solely for the purpose of determining the amount of the registration fee, based on the average of the high and low prices on the NASDAQ Global Select Market on August 1, 2017.

EXPLANATORY NOTE

This registration statement is being filed solely for the purpose of registering 2,549,909 additional shares of common stock, par value $.01 per share (the “Common Stock”), of ImmunoGen, Inc. (the “Company”) to be offered to participants under the Company’s 2016 Employee, Director and Consultant Equity Incentive Plan, as amended and restated (the “2016 Plan”), originally adopted in 2016.  The maximum number of shares of Common Stock reserved and available for issuance under the 2006 Plan includes 5,500,000 shares, which were previously registered with the Securities and Exchange Commission (the “Commission”) on Form S-8 (File No. 333-215196) filed on December 20, 2016 (the “2016 Registration Statement”), an additional 1,000,000 shares which the Company’s shareholders authorized for issuance under the 2016 Plan on June 13, 2017 (which shares are included in this registration statement), plus 1,594,909 additional shares that have been included in the shares reserved for issuance under the 2016 Plan as a result of the forfeiture, cancellation or termination (other than by exercise), during the period between December 9, 2016 and May 31, 2017, of grants previously made under the Company’s 2006 Employee, Director and Consultant Equity Incentive Plan (which shares are also included in this registration statement).

Pursuant to General Instruction E of Form S-8, the contents of the 2016 Registration Statement are incorporated herein by reference, except as otherwise noted below.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

The following documents are incorporated herein by reference:

(a)                                 The Company’s annual report on Form 10-K for the fiscal year ended June 30, 2016, filed with the Commission on August 25, 2016.

(b)                                 The Company’s transition report on Form 10-K for the six-month transition period ended December 31, 2016, filed with the Commission on March 3, 2017;

(c)                                  The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2017, filed with the Commission on May 5, 2017;

(d)                                 The Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2017, filed with the Commission on August 4, 2017;

(e)                                  The Company’s current reports on Form 8-K filed with the Commission on August 9, 2016, August 17, 2016, September 16, 2016, September 29, 2016, as amended on November 4, 2016, December 13, 2016, January 4, 2017, January 23, 2017, April 5, 2017, May 23, 2017, May 30, 2017, and June 16, 2017; and

(f)                                   The description of the Company’s common stock contained in the Company’s registration statement on Form 8-A, filed with the Commission on September 25, 1989, as amended by Amendment No. 1 thereto, filed with the Commission on November 15, 1989, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendment thereto or report filed for the purpose of updating such description.

All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

Craig Barrows, Executive Vice President, General Counsel and Secretary of the Company, has given his opinion on the validity of the Common Stock offered under this registration statement.  Mr. Barrows beneficially owns 739,701 shares of common stock of the Company, of which 31,100 shares are owned by Mr. Barrows, 480,001 shares may be acquired by Mr. Barrows within 60 days of August 4, 2017 through the exercise of stock options, and 228,600 are restricted shares (as to which Mr. Barrows has sole voting power, but no investment power).

ITEM 8.  EXHIBITS.

Exhibit	Description

4.1

Restated Articles of Organization (incorporated herein by reference to Exhibit 3.1 of the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2010, filed with the Commission on April 30, 2010 (File No. 0-17999)).

4.1(a)

Articles of Amendment (incorporated herein by reference to Exhibit 3.1 of the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2012, filed with the Commission on January 30, 2013 (File no. 0-17999)).

4.1(b)

Articles of Amendment (incorporated herein by reference to Exhibit 3.1 of the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2017, filed with the Commission on August 4, 2017 (File no. 0-17999)).

4.2	By-laws, as amended through June 15, 2016 (incorporated herein by reference to Exhibit 3.1 of the Company’s current report on Form 8-K, filed with the Commission on June 20, 2016 (File No. 0-17999)).

4.3

Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.2 of the Company’s registration statement on Form S-1, filed with the Commission on November 15, 1989 (File No. 33-31219)).

4.6

ImmunoGen, Inc. 2016 Employee, Director and Consultant Equity Incentive Plan, as amended and restated through June 13, 2017 (incorporated herein by reference to Exhibit 10.1 of the Company’s current report on Form 8-K, filed with the Commission on June 16, 2017 (File No. 0-17999)).

5.1*	Opinion of General Counsel.

23.1*	Consent of Ernst & Young LLP.

23.2	Consent of General Counsel (contained in the opinion filed as Exhibit 5.1 to this registration statement).

24.1	Power of Attorney (included in signature page to this registration statement).

99.1

Form of Incentive Stock Option Agreement under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company’s current report on Form 8-K, filed with the Commission on December 13, 2016 (File No. 0-17999)).

99.2

Form of Non-Qualified Stock Option Agreement for employees under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Exhibit 10.3 of the Company’s current report on Form 8-K, filed with the Commission on December 13, 2016 (File No. 0-17999)).

99.3

Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Exhibit 10.4 of the Company’s current report on Form 8-K, filed with the Commission on December 13, 2016 (File No. 0-17999)).

99.4

Form of Deferred Stock Unit Agreement for Non-Employee Directors under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.5 of the Company’s current report on Form 8-K, filed with the Commission on December 13, 2016 (File No. 0-17999)).

99.5

Form of Restricted Stock Agreement for employees under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3 of the Company’s quarterly report on Form 10-Q, filed with the Commission on August 4, 2017 (File No. 0-17999)).

99.6

Form of Performance-Based Restricted Stock Agreement dated February 21, 2017 and June 14, 2017 under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.4 of the Company’s quarterly report on Form 10-Q, filed with the Commission on August 4, 2017 (File No. 0-17999)).

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Waltham, the Commonwealth of Massachusetts on this 4th day of August, 2017.

IMMUNOGEN, INC.

By:	/s/ Mark J. Enyedy
Mark J. Enyedy
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Mark J. Enyedy and David B. Johnston his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her or in his or her  name, place and stead, in any and all capacities to sign any and all amendments or post-effective amendments to this registration statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark J. Enyedy	President, Chief Executive Officer and Director (Principal Executive Officer)	August 4, 2017
Mark J. Enyedy

/s/ David B. Johnston	Executive Vice President, Chief Financial Officer,	August 4, 2017
David B. Johnston	and Treasurer
(Principal Financial and Accounting Officer)

/s/ Stephen C. McCluski	Chairman of the Board of Directors	August 4, 2017
Stephen C. McCluski

/s/ Mark Goldberg	Director	August 4, 2017
Mark Goldberg

/s/ Daniel M. Junius	Director	August 4, 2017
Daniel M. Junius

/s/ Dean J. Mitchell	Director	August 4, 2017
Dean J. Mitchell

/s/ Kristine Peterson	Director	August 4, 2017
Kristine Peterson

/s/ Howard H. Pien	Director	August 4, 2017
Howard H. Pien

/s/ Joseph J. Villafranca	Director	August 4, 2017
Joseph J. Villafranca

/s/ Richard J. Wallace	Director	August 4, 2017
Richard J. Wallace

EXHIBIT INDEX

Exhibit	Description

4.1

Restated Articles of Organization (incorporated herein by reference to Exhibit 3.1 of the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2010, filed with the Commission on April 30, 2010 (File No. 0-17999)).

4.1(a)

Articles of Amendment (incorporated herein by reference to Exhibit 3.1 of the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2012, filed with the Commission on January 30, 2013 (File No. 0-17999)).

4.1(b)

Articles of Amendment (incorporated herein by reference to Exhibit 3.1 of the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2017, filed with the Commission on August 4, 2017 (File no. 0-17999)).

4.2	By-laws, as amended through June 15, 2016 (incorporated herein by reference to Exhibit 3.1 of the Company’s current report on Form 8-K, filed with the Commission on June 20, 2016 (File No. 0-17999)).

4.3

Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.2 of the Company’s registration statement on Form S-1, filed with the Commission on November 15, 1989 (File No. 33-31219)).

4.6

ImmunoGen, Inc. 2016 Employee, Director and Consultant Equity Incentive Plan, as amended and restated through June 13, 2017 (incorporated herein by reference to Exhibit 10.1 of the Company’s current report on Form 8-K, filed with the Commission on June 16, 2017 (File No. 0-17999)).

5.1*	Opinion of General Counsel.

23.1*	Consent of Ernst & Young LLP.

23.2	Consent of General Counsel (contained in the opinion filed as Exhibit 5.1 to this registration statement).

24.1	Power of Attorney (included in signature page to this registration statement).

99.1

Form of Incentive Stock Option Agreement under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company’s current report on Form 8-K, filed with the Commission on December 13, 2016 (File No. 0-17999)).

99.2

Form of Non-Qualified Stock Option Agreement for employees under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Exhibit 10.3 of the Company’s current report on Form 8-K, filed with the Commission on December  13, 2016 (File No. 0-17999)).

99.3

Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Exhibit 10.4 of the Company’s current report on Form 8-K, filed with the Commission on December 13, 2016 (File No. 0-17999)).

99.4

Form of Deferred Stock Unit Agreement for Non-Employee Directors under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.5 of the Company’s current report on Form 8-K, filed with the Commission on December 13, 2016 (File No. 0-17999)).

99.5

Form of Restricted Stock Agreement for employees under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3 of the Company’s quarterly report on Form 10-Q, filed with the Commission on August 4, 2017 (File No. 0-17999)).

99.6

Form of Performance-Based Restricted Stock Agreement dated February 21, 2017 and June 14, 2017 under the 2016 Employee, Director and Consultant Equity Incentive Plan (incorporated herein by reference to Exhibit 10.4 of the Company’s quarterly report on Form 10-Q, filed with the Commission on August 4, 2017 (File No. 0-17999)).

*Filed herewith